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                                                                  Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Nortek, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 12, 1997 included in Nortek, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.



                                                    Arthur Andersen LLP

Boston, Massachusetts
April 30, 1997